Prospectus Supplement                                              219286 10/04
dated October 18, 2004 to:
-------------------------------------------------------------------------------

PUTNAM MUNICIPAL INCOME FUND
Prospectus dated July 30, 2004

The fund's Trustees have approved in principle the merger of your fund into Putnam Tax-Free High Yield Fund, which seeks high current income exempt from federal income tax by investing in a combination of lower-rated (high yield) and investment-grade securities, with approximately 40% of its portfolio currently invested in lower-rated securities. For more information about Putnam Tax-Free High Yield Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by each fund's Trustees and approval by shareholders of your fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Municipal Income Fund does not expect to accept new accounts after November 15, 2004.